Consent of Ernst & Young LLP, Independent Auditors


We consent to the use of our report dated December 16, 1999, in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-1A) (No. 333-88715) of Legg Mason Investment Trust, Inc.



Philadelphia, Pennsylvania
December 16, 1999